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                                                                      EXHIBIT 32

                                  CERTIFICATION

         In connection with the Annual Report of Res-Care, Inc. (the "Company") on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2004   By: /s/ Ronald G. Geary
                           -----------------------------------------------------
                           Ronald G. Geary
                           Chairman, President and Chief Executive Officer

Date: March 15, 2004   By: /s/ L. Bryan Shaul
                           -----------------------------------------------------
                           L. Bryan Shaul
                           Executive Vice President of Finance & Administration and Chief Financial Officer

         A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.